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                                                                  EXHIBIT 23.2

                           INDEPENDENT AUDITOR CONSENT




         We consent to the incorporation by reference in this Registration Statement of Virtual Technology Corporation on Form S-8 of our report dated April 23, 1999, appearing in the Annual Report on Form 10-K of Virtual Technology Corporation for the year ended January 31, 1999.



                                         /s/ LURIE, BESIKOF, LAPIDUS & CO., LLP



August 20, 1999
Minneapolis, Minnesota